Exhibit 23

                      Consent of Crowe, Chizek and Company


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                         CONSENT OF INDEPENDENT AUDITORS


         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration Nos. 33- 86136 and 33-99026) of Wood Bancorp, Inc. (the "Company") of our report dated July 25, 1997 appearing in this Annual Report on Form 10-KSB of the Company for the year ended June 30, 1997.


                                          /s/Crowe, Chizek and Company LLP


                                             Crowe, Chizek and Company LLP




September 25, 1997
Columbus, Ohio